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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
The Cooper Companies, Inc.:

We consent to the use of our reports incorporated herein by reference.

                                   KPMG LLP

San Francisco, California
January 20, 1999